UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21328
______________________________________________

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-1295

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821-3000

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

Item 1. Schedule of Investments

SMA Relationship Trust - Series A

March 31, 2014 (unaudited)

Industry diversification (unaudited)[1]
As a percentage of net assets as of March 31, 2014
Bonds
Non-US government obligations	5.29%
Total bonds	5.29%
Investment company
UBS Global Corporate Bond Relationship Fund	46.56
Short-term investments	38.06
Options purchased	0.88
Total investments	90.79%
Cash and other assets, less liabilities	9.21
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust—Series A. Figures might be different if a breakdown of the affiliated underlying investment company was included.

SMA Relationship Trust - Series A — Portfolio of investments

March 31, 2014 (unaudited)

	Face amount		Value
Bonds— 5.29%
Non-US government obligations— 5.29%
Australia— 5.29%
Government of Australia
4.250%, due 07/21/17	AUD	729,000	$699,839
4.500%, due 04/15/20		717,000	696,730
4.750%, due 06/15/16		725,000	699,629

Total Non-US government obligations
(cost $2,077,612)			2,096,198

Total bonds
(cost $2,077,612)			2,096,198

	Shares
Investment company— 46.56%
UBS Global Corporate Bond
Relationship Fund*1
(cost $17,123,315)		1,444,531	18,459,661

Short-term investments— 38.06%
Investment company— 20.52%
UBS Cash Management Prime
Relationship Fund[1]
(cost $8,134,320)		8,134,320	8,134,320

	Face amount
US government obligations— 17.54%
US Treasury Bills,
0.098%, due 05/01/2014[2]		$3,478,000	3,477,892
0.105%, due 05/29/2014[2]		3,478,000	3,477,835

Total US government obligations
(cost $6,955,128)			6,955,727

Total short-term investments
(cost $15,089,448)			15,090,047

	Number of contracts
Options purchased— 0.88%
Call options— 0.88%
EURO STOXX 50 Index
strike @ EUR 3,200, expires
June 2014		109	75,232
FTSE 100 Index
strike @ GBP 6,600, expires
June 2014		20	40,012
Hong Kong Hang Seng Index
strike @ HKD 23,600, expires
June 2014		14	9,837
NIKKEI 225 Index
strike @ JPY 15,000, expires
June 2014		13	68,643
NIKKEI 225 Index
strike @ JPY 15,500, expires
June 2014		26	88,165
S&P 500 Index
strike @ USD 1,850, expires
June 2014		12	64,800
Total options purchased
(cost $434,914)			346,689

Total investments— 90.79%
(cost $34,725,289)			35,992,595
Cash and other assets, less
liabilities— 9.21%			3,652,409
Net assets— 100.00%			$39,645,004

SMA Relationship Trust - Series A — Portfolio of investments

March 31, 2014 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$1,380,846
Gross unrealized depreciation	(113,540)
Net unrealized appreciation of investments	$1,267,306

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	AUD	860,000	JPY	78,569,944	06/05/14	$(32,544)
JPMCB	AUD	3,495,000	USD	3,110,732	06/05/14	(116,180)
JPMCB	CAD	950,000	USD	854,779	06/05/14	(3,235)
JPMCB	CHF	2,270,000	USD	2,570,429	06/05/14	1,379
JPMCB	EUR	260,000	USD	357,636	06/05/14	(514)
JPMCB	GBP	395,000	USD	659,329	06/05/14	1,125
JPMCB	NZD	4,480,000	USD	3,729,972	06/05/14	(137,615)
JPMCB	USD	347,915	JPY	35,400,000	06/05/14	(4,823)
JPMCB	USD	603,859	MXN	8,080,000	06/05/14	11,943
JPMCB	USD	1,412,214	PHP	62,900,000	06/05/14	(11,780)
JPMCB	USD	697,848	PLN	2,140,000	06/05/14	6,958
Net unrealized depreciation on forward foreign currency contracts						$(285,286)

SMA Relationship Trust - Series A — Portfolio of investments

March 31, 2014 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 14 contracts (USD)	June 2014	$1,983,833	$2,022,562	$38,729
US Treasury futures sell contracts:
2 Year US Treasury Notes, 17 contracts (USD)	June 2014	(3,738,340)	(3,732,563)	5,777
5 Year US Treasury Notes, 29 contracts (USD)	June 2014	(3,471,243)	(3,449,640)	21,603
10 Year US Treasury Notes, 34 contracts (USD)	June 2014	(4,231,468)	(4,199,000)	32,468
Index futures buy contracts:
E-mini Industrial, 37 contracts (USD)	June 2014	1,876,511	1,930,661	54,150
E-mini S&P 500 Index, 6 contracts (USD)	June 2014	554,563	559,379	4,816
FTSE MIB Index, 5 contracts (EUR)	June 2014	703,061	737,043	33,982
MSCI Taiwan Index, 19 contracts (USD)	April 2014	576,741	593,370	16,629
S&P Toronto Stock Exchange 60 Index, 8 contracts (CAD)	June 2014	1,185,564	1,183,899	(1,665)
TOPIX Index, 4 contracts (JPY)	June 2014	474,137	466,211	(7,926)
Index futures sell contracts:
E-mini Consumer Staples, 46 contracts (USD)	June 2014	(1,899,639)	(1,976,160)	(76,521)
Mini MSCI Emerging Markets Index, 12 contracts (USD)	June 2014	(556,458)	(591,660)	(35,202)
SPI 200 Index, 9 contracts (AUD)	June 2014	(1,114,777)	(1,125,330)	(10,553)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 46 contracts (AUD)	June 2014	4,631,843	4,624,225	(7,618)
Euro-OAT, 16 contracts (EUR)	June 2014	2,978,028	3,003,718	25,690
Long Gilt, 1 contracts (GBP)	June 2014	181,467	182,603	1,136
Interest rate futures sell contracts:
Euro-Bund, 8 contracts (EUR)	June 2014	(1,574,629)	(1,580,220)	(5,591)
Japanese Government 10 Year Bond, 2 contracts (JPY)	June 2014	(2,805,199)	(2,802,306)	2,893
Net unrealized appreciation on futures contracts				$92,797

Centrally cleared credit default swap on credit indices—buy protection3

Referenced Index[4]	Notional amount		Termination date	Payments made by the Fund[5]	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD	7,000,000	06/20/18	1.000%	$(139,873)	$(118,082)

Centrally cleared credit default swap on credit indices—sell protection6

Referenced Index[4]	Notional amount		Termination date	Payments received by the Fund[5]	Value	Unrealized appreciation	Credit spread[7]
CDX.NA.HY.Series 20 Index	USD	7,000,000	06/20/18	5.000%	$625,742	$208,017	2.730%

Written options activity for the period ended March 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2013	-	$-
Options written	72	85,893
Options terminated in closing purchase transactions	(72)	(85,893)
Options expired prior to exercise	-	-
Options outstanding at March 31, 2014	-	$-

SMA Relationship Trust - Series A — Portfolio of investments

March 31, 2014 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund's investments:

Assets	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Description:
Non-US government obligations	$—	$2,096,198	$—	$2,096,198
Investment company	—	18,459,661	—	18,459,661
Short-term investments	—	15,090,047	—	15,090,047
Options purchased	346,689	—	—	346,689
Forward foreign currency contracts	—	21,405	—	21,405
Futures contracts	237,873	—	—	237,873
Swap agreements	—	625,742	—	625,742
Total	$584,562	$36,293,053	$—	$36,877,615

Liabilities	Level 1	Level 2	Level 3	Total
Forward foreign currency contracts	$—	$(306,691)	$—	$(306,691)
Futures contracts	(145,076)	–	—	(145,076)
Swap agreements	—	(139,873)	—	(139,873)
Total	$(145,076)	$(446,564)	$—	$(591,640)

At March 31, 2014, there were no transfers between Level 1 and Level 2 for the Fund.

Portfolio footnotes

*	Non-income producing security.
[1]	The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.
Security description	Value 12/31/13	Purchases during the three months ended 03/31/14	Sales during the three months ended 03/31/14	Net realized gain during the three months ended 03/31/14	Change in net unrealized appreciation/ (depreciation) during the three months ended 03/31/14	Value 03/31/14	Net Income earned from affiliate for the three months ended 03/31/14
UBS Cash Management Prime Relationship Fund	$2,352,788	$6,815,703	$1,034,171	$-	$-	$8,134,320	$998
UBS Global Corporate Bond Relationship Fund	17,995,677	-	-	-	463,984	18,459,661	-
	$20,348,465	$6,815,703	$1,034,171	$-	$463,984	$26,593,981	$998

[2]	Interest rate is the discount rate at the date of purchase.
[3]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.
[4]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.
[5]	Payments made or received are based on the notional amount.
[6]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[7]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

SMA Relationship Trust - Series G

March 31, 2014 (unaudited)

Industry diversification (unaudited)[1]
As a percentage of net assets as of March 31, 2014
Common stocks
Aerospace & defense	1.98%
Air freight & logistics	0.97
Auto components	1.79
Automobiles	4.41
Beverages	1.23
Biotechnology	1.76
Building products	1.06
Capital markets	3.47
Chemicals	1.10
Commercial banks	13.76
Construction & engineering	1.48
Containers & packaging	0.87
Distributors	1.01
Diversified financial services	2.54
Electrical equipment	2.05
Electronic equipment, instruments & components	3.86
Food products	0.95
Hotels, restaurants & leisure	4.45
Household durables	1.02
Industrial conglomerates	1.77
Insurance	3.13
Internet & catalog retail	3.12
Internet software & services	1.98
IT services	2.86
Machinery	3.01
Metals & mining	0.82
Multiline retail	1.01
Oil, gas & consumable fuels	0.26
Pharmaceuticals	7.78
Real estate investment trust (REIT)	2.19
Real estate management & development	2.26
Road & rail	0.95
Semiconductors & semiconductor equipment	2.45
Software	1.35
Specialty retail	3.36
Textiles, apparel & luxury goods	3.44
Thrifts & mortgage finance	1.05
Trading companies & distributors	1.87
Total common stocks	94.42%
Preferred stock	1.91
Investment company
iShares MSCI EAFE ETF	2.02
Short-term investment	0.44
Total investments	98.79%
Cash and other assets, less liabilities	1.21
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust - Series G. Figures might be different if a breakdown of the underlying investment company included.

SMA Relationship Trust - Series G — Portfolio of investments

March 31, 2014 (unaudited)

	Shares	Value
Common stocks: 94.42%
Australia: 3.06%
Commonwealth Bank of Australia	26,052	$1,870,999
Flight Centre Travel Group Ltd.	17,998	876,128
Total Australia common stocks		2,747,127
Belgium: 2.44%
Anheuser-Busch InBev NV	8,124	851,713
KBC Groep NV	21,655	1,332,044
Total Belgium common stocks		2,183,757
Canada: 0.95%
Canadian National Railway Co.	15,100	848,359
China: 2.57%
Brilliance China Automotive
Holdings Ltd.	956,000	1,461,762
Sohu.com, Inc.*	13,000	846,170
Total China common stocks		2,307,932
Denmark: 1.28%
Novo Nordisk A/S, Class B	25,293	1,151,856
France: 9.53%
Airbus Group NV	15,569	1,115,115
BNP Paribas SA	23,733	1,830,636
Ingenico	15,485	1,448,291
Safran SA	9,561	662,405
Societe Generale SA	42,169	2,597,098
Valeo SA	6,277	884,208
Total France common stocks		8,537,753
Germany: 16.78%
Aareal Bank AG*	21,446	943,227
Aixtron SE*	23,445	383,389
Allianz SE	8,584	1,451,019
Bayer AG	11,741	1,588,060
Bayerische Motoren Werke AG	8,872	1,119,826
Daimler AG	14,512	1,371,283
Deutsche Post AG	23,358	867,872
GEA Group AG	19,737	902,187
Hugo Boss AG	3,822	508,530
Linde AG	4,939	987,972
OSRAM Licht AG*	15,625	1,013,111
SAP AG	14,917	1,207,542
Siemens AG	11,811	1,589,718
Wirecard AG	26,568	1,102,434
Total Germany common stocks		15,036,170
Ireland: 2.64%
Jazz Pharmaceuticals PLC*	4,600	637,928
Kingspan Group PLC	49,953	950,373
Smurfit Kappa Group PLC	32,106	777,578
Total Ireland common stocks		2,365,879
Italy: 3.56%
Azimut Holding SpA	45,215	1,613,323
World Duty Free SpA*	59,665	836,770
Yoox SpA*	21,566	737,709
Total Italy common stocks		3,187,802
Japan: 14.09%
Calsonic Kansei Corp.	155,000	719,324
Don Quijote Holdings Co., Ltd.	17,500	903,696
Fujikura Ltd.	181,000	827,709
Kakaku.com, Inc.	57,500	935,353
Keyence Corp.	2,800	1,154,832
Mitsubishi Estate Co., Ltd.	39,000	924,226
Mitsubishi UFJ Financial Group,
Inc.	248,600	1,365,656
Murata Manufacturing Co., Ltd.	9,000	848,859
Nippon Steel & Sumitomo Metal
Corp.	270,000	737,684
ORIX Corp.	67,900	955,856
Shimizu Corp.	255,000	1,321,756
Sumitomo Mitsui Financial Group,
Inc.	19,600	837,247
Tokyo Tatemono Co., Ltd.	128,000	1,097,515
Total Japan common stocks		12,629,713
Macau: 2.52%
Sands China Ltd.	302,400	2,259,277
Netherlands: 1.47%
ING Groep NV CVA*	93,146	1,318,515
Norway: 1.39%
DNB ASA	71,787	1,248,042
South Korea: 0.78%
Seoul Semiconductor Co., Ltd.	16,377	696,959
Spain: 4.81%
Amadeus IT Holding SA, Class A	35,066	1,456,507
Grifols SA	28,802	1,578,235
Inditex SA	8,510	1,276,722
Total Spain common stocks		4,311,464
Sweden: 3.46%
JM AB	27,934	916,704
Skandinaviska Enskilda Banken
AB, Class A	91,707	1,258,929
Trelleborg AB, Class B	45,888	925,942
Total Sweden common stocks		3,101,575
Switzerland: 10.48%
Cie Financiere Richemont SA	15,637	1,492,860
Credit Suisse Group AG*	46,147	1,492,385
Nestle SA	11,293	850,120
Novartis AG	20,630	1,750,184
OC Oerlikon Corp. AG*	51,780	872,713
Roche Holding AG (Non-voting)	6,203	1,859,391
Swatch Group AG	9,303	1,078,624
Total Switzerland common stocks		9,396,277
United Kingdom: 12.61%
ARM Holdings PLC	66,770	1,110,930
ASOS PLC*	8,519	736,397
Derwent London PLC	11,424	516,134
Diageo PLC	8,011	248,546
Dixons Retail PLC*	1,091,939	895,650
Great Portland Estates PLC	54,714	575,576
Home Retail Group PLC	366,920	1,324,965
Inchcape PLC	83,744	901,905
InterContinental Hotels Group PLC	26,655	856,318
Jardine Lloyd Thompson Group
PLC	29,069	515,640
Royal Dutch Shell PLC, Class A	6,280	229,391
Segro PLC	156,919	868,537
SIG PLC	251,519	843,252
St James's Place PLC	61,592	847,136
Wolseley PLC	14,626	831,729
Total United Kingdom common stocks		11,302,106
Total common stocks
(cost $72,081,475)		84,630,563

SMA Relationship Trust - Series G — Portfolio of investments

March 31, 2014 (unaudited)

	Shares	Value
Preferred stock: 1.91%
Germany: 1.91%
Volkswagen AG, Preference
shares(cost $1,500,835)	6,585	$1,706,410
Investment company: 2.02%
iShares MSCI EAFE ETF
(cost $1,793,022)	27,000	1,813,590
Short-term investment: 0.44%
Investment company: 0.44%
UBS Cash Management Prime
Relationship Fund [1]
(cost $391,254)	391,254	391,254
Total investments: 98.79%
(cost $75,766,586)		88,541,817

Cash and other assets, less liabilities: 1.21%		1,088,039
Net assets: 100.00%		$89,629,856

SMA Relationship Trust - Series G — Portfolio of investments

March 31, 2014 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,361,232
Gross unrealized depreciation	(586,001)
Net unrealized appreciation of investments	$12,775,231

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund's investments:

Assets	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Description:
Common stocks	$84,630,563	$–	$–	$84,630,563
Preferred stock	1,706,410	–	–	1,706,410
Investment company	1,813,590	–	–	1,813,590
Short-term investment	–	391,254	–	391,254
Total	$88,150,563	$391,254	$–	$88,541,817

At March 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes:

* Non-income producing security.
[1] The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
Security description	Value 12/31/13	Purchases during the three months ended 03/31/14	Sales during the three months ended 03/31/14	Value 03/31/14	Net income earned from affiliate for the three months ended 03/31/14
UBS Cash Management Prime Relationship Fund	$2,101,923	$4,809,832	$6,520,501	$391,254	$314

SMA Relationship Trust - Series M

March 31, 2014 (unaudited)

Summary of municipal securities by state (unaudited)
As a percentage of net assets as of March 31, 2014
Long-term municipal bonds
Arizona	1.77%
California	10.15
Delaware	0.97
Florida	6.52
Georgia	10.10
Hawaii	5.94
Illinois	9.92
Louisiana	1.77
Maryland	1.22
Massachusetts	5.01
Minnesota	3.70
New Jersey	3.02
New York	13.54
North Carolina	4.37
Ohio	1.93
Pennsylvania	0.90
South Carolina	2.96
Tennessee	2.57
Texas	5.68
Washington	0.83
Wisconsin	2.93
Total long-term municipal bonds	95.80%
Total short-term investment	7.36
Total investments	103.16%
Liabilities, in excess of other assets	(3.16)
Net assets	100.00%

SMA Relationship Trust - Series M — Portfolio of investments

March 31, 2014 (unaudited)

	Face amount	Value
Long-term municipal bonds—95.80%
Arizona— 1.77%
Salt River Project Electric System Refunding
Revenue Bonds,
Series A,
5.000%, due 12/01/31	$3,070,000	$3,431,492
California— 10.15%
California State Department of Water Resources
Revenue Bonds,
Series AM,
5.000%, due 12/01/20	2,000,000	2,396,460
California State Public Works Board Revenue
Bonds,
Series A,
5.000%, due 04/01/21	1,500,000	1,748,385
5.000%, due 04/01/25	1,925,000	2,158,522
5.000%, due 09/01/28	4,000,000	4,469,240
Series E,
5.000%, due 06/01/21	2,065,000	2,411,837
Series F,
5.000%, due 09/01/26	2,660,000	2,992,048
State of California, GO Bonds,
5.000%, due 02/01/20	3,000,000	3,520,440
		19,696,932
Delaware— 0.97%
State of Delaware, GO Bonds,
5.000%, due 03/01/20	1,590,000	1,888,634
Florida— 6.52%
Florida State Board of Education, Public
Education, GO Bonds,
Series C,
5.000%, due 06/01/21	5,000,000	5,942,700
5.000%, due 06/01/22	1,000,000	1,195,800
Tampa Health System Revenue Bonds,
Series A,
5.000%, due 11/15/25	5,000,000	5,522,800
		12,661,300
Georgia— 10.10%
City of Atlanta GA Revenue Bonds,
Series B,
5.000%, due 01/01/20	3,500,000	4,055,170
Municipal Electric Authority of Georgia Revenue
Bonds,
Series A,
5.000%, due 01/01/21	3,500,000	4,047,295
State of Georgia, GO Bonds,
Series D,
5.000%, due 02/01/20	2,425,000	2,876,026
Series I,
5.000%, due 11/01/21	2,200,000	2,642,442
State of Georgia, GO Bonds,
Series C,
5.000%, due 10/01/20	5,000,000	5,969,650
		19,590,583
Hawaii— 5.94%
County of Hawaii, GO Bonds,
Series B,
4.000%, due 09/01/21	2,200,000	2,452,032
State of Hawaii, GO Bonds,
Series DZ,
5.000%, due 12/01/28	3,775,000	4,335,701
Series EE,
5.000%, due 11/01/28	4,135,000	4,730,274
		11,518,007
Illinois— 9.92%
Illinois State Toll Highway Authority Revenue
Bonds,
Series A,
5.000%, due 12/01/20	1,500,000	1,761,240
5.000%, due 12/01/21	1,220,000	1,435,647
State of Illinois, GO Bonds,
5.000%, due 01/01/18	2,500,000	2,799,400
5.000%, due 03/01/18	6,000,000	6,745,560
5.000%, due 03/01/19	1,300,000	1,474,369
5.000%, due 01/01/20	1,985,000	2,235,586
5.000%, due 02/01/22	2,500,000	2,803,800
		19,255,602
Louisiana— 1.77%
City of New Orleans LA, GO Bonds,
AGC- ICC, FGIC
5.500%, due 12/01/21	3,010,000	3,437,661
Maryland— 1.22%
Anne Arundel County, GO Bonds,
5.000%, due 04/01/27	2,050,000	2,364,921
Massachusetts— 5.01%
Massachusetts Health & Educational Facilities
Authority Revenue Bonds,
Series A,
5.500%, due 11/15/36	4,000,000	4,611,720
Massachusetts Municipal Wholesale Electric Co.
Revenue Bonds,
5.000%, due 07/01/19	2,500,000	2,867,925
Massachusetts School Building Authority Senior
Dedicated Sales Tax Refunding Revenue
Bonds,
Series B,
5.000%, due 08/15/30	2,000,000	2,245,320
		9,724,965
Minnesota— 3.70%
State of Minnesota, GO Bonds,
Series A,
5.000%, due 08/01/21	6,000,000	7,171,200
New Jersey— 3.02%
New Jersey Transportation Trust Fund Authority,
Series A,
5.250%, due 12/15/20	5,000,000	5,868,050
New York— 13.54%
New York City Transitional Finance Authority,
Series A-1,
5.000%, due 11/01/21	2,000,000	2,362,780
Series C,
5.000%, due 11/01/20	1,750,000	2,075,203
Series E,
5.000%, due 02/01/29	4,000,000	4,433,800
Series I,
5.000%, due 05/01/32	5,000,000	5,501,450

SMA Relationship Trust - Series M — Portfolio of investments

March 31, 2014 (unaudited)

	Face amount	Value
New York City Urban Development Corp.
Special Tax,
Series A-1,
5.000%, due 03/15/27	$6,495,000	$7,420,732
New York State Dormitory Authority State
Personal Taxable General Purpose,
Series A,
5.000%, due 02/15/29	4,000,000	4,483,240
		26,277,205
North Carolina— 4.37%
North Carolina Eastern Municipal Power Agency
Power Systems Revenue Bonds,
Series B,
5.000%, due 01/01/21	2,380,000	2,758,587
Series D,
5.000%, due 01/01/23	5,000,000	5,714,050
		8,472,637
Ohio— 1.93%
State of Ohio, Higher Education, GO Bonds,
Series A,
5.000%, due 05/01/28	3,295,000	3,753,829
Pennsylvania— 0.90%
Philadelphia Water & Wastewater Revenue
Bonds,
Series A,
5.000%, due 01/01/20	1,500,000	1,745,010
South Carolina— 2.96%
Piedmont Municipal Power Agency Revenue
Bonds,
Series A-4,
5.000%, due 01/01/20	5,000,000	5,752,100
Tennessee— 2.57%
State of Tennessee, GO Bonds,
Series B,
5.000%, due 08/01/20	4,195,000	4,995,700
Texas— 5.68%
Garland Independent School District, GO Bonds,
PSF-GTD
5.000%, due 02/15/22	2,000,000	2,362,140
San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/22	5,000,000	5,929,250
Tarrant County Cultural Educational Methodist
Hospitals of Dallas Revenue Bonds,
5.000%, due 10/01/21	2,370,000	2,729,173
		11,020,563
Washington— 0.83%
Washington State Health Care Facilities
Authority Revenue Bonds,
Series A,
5.000%, due 10/01/25	1,435,000	1,602,421
Wisconsin— 2.93%
State of Wisconsin Revenue Bonds, State
Appropriation,
Series A,
6.000%, due 05/01/36	5,000,000	5,687,950

Total long-term municipal bonds
(cost $182,277,348)		185,916,762

	Shares
Short-term investment: 7.36%
Investment company: 7.36%
UBS Cash Management Prime Relationship
Fund[1]
(cost $14,286,954)	14,286,954	14,286,954

Total investments: 103.16%
(cost $196,564,302)		200,203,716
Liabilities, in excess of cash and other assets —
(3.16%)		(6,130,700)
Net assets — 100.00%		$194,073,016

SMA Relationship Trust - Series M — Portfolio of investments

March 31, 2014 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$4,582,353
Gross unrealized depreciation	(942,939)
Net unrealized appreciation of investments	$3,639,414

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow please refer to the end of this report.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
US Long Bond, 75 contracts (USD)	June 2014	(10,027,053)	(9,991,406)	35,647
10 Year US Treasury Notes, 45 contracts (USD)	June 2014	(5,622,833)	(5,557,500)	65,333
Net unrealized appreciation on futures contracts				$100,980

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund's investments:

Assets	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Description:
Municipal bonds	$–	$185,916,762	$–	$185,916,762
Short-term investment	–	14,286,954	–	14,286,954
Futures contracts, net	100,980	–	–	100,980
Total	$100,980	$200,203,716	$–	$200,304,696

At March 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1 The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the three months ended 03/31/14	Sales during the three months ended 03/31/14	Value 03/31/14	Income earned from affiliate for the three months ended 03/31/14
UBS Cash Management Prime Relationship Fund	$362,329	$48,401,616	$34,476,991	$14,286,954	$666

SMA Relationship Trust - Series S

March 31, 2014 (unaudited)

Industry diversification (unaudited)[1]
As a percentage of net assets as of March 31, 2014
Common stocks
Aerospace & defense	2.30%
Air freight & logistics	1.32
Auto components	1.75
Banks	6.42
Biotechnology	3.00
Building products	2.70
Capital markets	5.24
Chemicals	4.35
Communications equipment	1.95
Construction & engineering	2.59
Diversified consumer services	1.60
Electrical equipment	2.68
Electronic equipment, instruments &
components	1.21
Energy equipment & services	2.30
Food & staples retailing	2.33
Food products	1.06
Health care equipment & supplies	8.64
Hotels, restaurants & leisure	4.91
Household products	1.43
Internet & catalog retail	0.98
Internet software & services	3.01
Life sciences tools & services	1.56
Machinery	5.22
Media	3.90
Metals & mining	1.09
Oil, gas & consumable fuels	1.96
Real estate investment trust (REIT)	2.57
Semiconductors & semiconductor equipment	0.62
Software	7.25
Specialty retail	1.08
Textiles, apparel & luxury goods	3.84
Thrifts & mortgage finance	3.51
Trading companies & distributors	2.64
Total common stocks	97.01%
Investment company
PennantPark Floating Rate Capital Ltd.	0.81
Short-term investment	2.28
Total investments	100.10%
Liabilities, in excess of cash and other assets	(0.10)
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust - Series S. Figures might be different if a breakdown of the underlying investment companies was included.

SMA Relationship Trust - Series S — Portfolio of investments

March 31, 2014 (unaudited)

	Shares	Value
Common stocks— 97.01%
Aerospace & defense— 2.30%
Esterline Technologies Corp.*	12,258	$1,305,967
LMI Aerospace, Inc.*	23,580	332,478
		1,638,445
Air freight & logistics— 1.32%
Hub Group, Inc., Class A*	23,382	935,046
Auto components— 1.75%
Tenneco, Inc.*	21,379	1,241,478
Banks— 6.42%
Banner Corp.	26,533	1,093,425
BBCN Bancorp, Inc.	108,953	1,867,454
Texas Capital Bancshares, Inc.*	24,735	1,606,291
		4,567,170
Biotechnology— 3.00%
Emergent Biosolutions, Inc.*	84,468	2,134,506
Building products— 2.70%
AO Smith Corp.	13,476	620,166
Trex Co., Inc.*	17,794	1,301,809
		1,921,975
Capital markets— 5.24%
Evercore Partners, Inc.,
Class A	28,499	1,574,570
Golub Capital BDC, Inc.	55,760	994,758
PennantPark Investment Corp.	104,596	1,155,786
		3,725,114
Chemicals— 4.35%
Cytec Industries, Inc.	15,643	1,526,913
HB Fuller Co.	32,359	1,562,293
		3,089,206
Communications equipment— 1.95%
Aruba Networks, Inc.*	37,080	695,250
NETGEAR, Inc.*	20,551	693,185
		1,388,435
Construction & engineering— 2.59%
MasTec, Inc.*	42,469	1,844,853
Diversified consumer services— 1.60%
Hillenbrand, Inc.	35,272	1,140,344
Electrical equipment— 2.68%
AZZ, Inc.	19,901	889,177
Regal-Beloit Corp.	13,947	1,014,086
		1,903,263
Electronic equipment, instruments & components— 1.21%
InvenSense, Inc.*	36,365	860,760
Energy equipment & services— 2.30%
Dawson Geophysical Co.	30,114	843,493
Forum Energy Technologies,
Inc.*	25,588	792,716
		1,636,209
Food & staples retailing— 2.33%
Susser Holdings Corp.*	26,570	1,659,828
Food products— 1.06%
Amira Nature Foods Ltd.*	44,185	752,912
Health care equipment & supplies— 8.64%
Cooper Companies, Inc.	7,208	990,091
Derma Sciences, Inc.*	96,031	1,217,673
Greatbatch, Inc.*	44,856	2,059,788
STERIS Corp.	20,910	998,452
Tornier NV*	41,497	880,566
		6,146,570
Hotels, restaurants & leisure— 4.91%
Del Frisco's Restaurant Group,
Inc.*	35,081	978,760
Einstein Noah Restaurant
Group, Inc.	76,644	1,261,560
Vail Resorts, Inc.	17,978	1,253,067
		3,493,387
Household products— 1.43%
Central Garden and Pet Co.,
Class A*	123,284	1,019,559
Internet & catalog retail— 0.98%
HomeAway, Inc.*	18,485	696,330
Internet software & services— 3.01%
Aerohive Networks, Inc.*	29,026	306,225
Amber Road, Inc.*	4,900	75,460
Borderfree, Inc.*	7,686	143,267
ChannelAdvisor Corp.*	21,365	806,315
Conversant, Inc.*	28,601	805,118
		2,136,385
Life sciences tools & services— 1.56%
Bio-Rad Laboratories, Inc.,
Class A*	8,666	1,110,288
Machinery— 5.22%
Chart Industries, Inc.*	8,322	662,015
CIRCOR International, Inc.	15,406	1,129,722
CLARCOR, Inc.	24,540	1,407,369
Nordson Corp.	7,295	514,225
		3,713,331
Media— 3.90%
AMC Entertainment Holdings,
Inc., Class A*	33,284	807,137
Cinemark Holdings, Inc.	27,886	808,973
Martha Stewart Living
Omnimedia, Inc., Class A*	132,191	598,825
ReachLocal, Inc.*	56,951	560,967
		2,775,902
Metals & mining— 1.09%
Compass Minerals
International, Inc.	9,373	773,460
Oil, gas & consumable fuels— 1.96%
Kodiak Oil & Gas Corp.*	114,785	1,393,490
Real estate investment trust (REIT)— 2.57%
Campus Crest Communities,
Inc.	92,418	802,188
LaSalle Hotel Properties	32,700	1,023,837
		1,826,025
Semiconductors & semiconductor equipment— 0.62%
ON Semiconductor Corp.*	46,664	438,642
Software— 7.25%
A10 Networks, Inc.*	19,408	291,896
Barracuda Networks, Inc.*	12,653	429,443
Cadence Design Systems, Inc.*	40,988	636,953
FleetMatics Group PLC*	19,735	660,136
Guidewire Software, Inc.*	20,441	1,002,631
Infoblox, Inc.*	25,259	506,696
Qualys, Inc.*	19,257	489,705

SMA Relationship Trust - Series S — Portfolio of investments

March 31, 2014 (unaudited)

	Shares	Value
RealPage, Inc.*	23,410	$425,126
SS&C Technologies Holdings,
Inc.*	17,731	709,595
		5,152,181
Specialty retail— 1.08%
Francesca's Holdings Corp.*	42,262	766,633
Textiles, apparel & luxury goods— 3.84%
Crocs, Inc.*	77,076	1,202,386
Movado Group, Inc.	33,506	1,526,198
		2,728,584
Thrifts & mortgage finance— 3.51%
Brookline Bancorp, Inc.	127,733	1,203,245
EverBank Financial Corp.	65,433	1,290,993
		2,494,238
Trading companies & distributors— 2.64%
Beacon Roofing Supply, Inc.*	29,863	1,154,503
Watsco, Inc.	7,201	719,452
		1,873,955
Total common stocks
(cost $54,424,115)		68,978,504

Investment company— 0.81%
PennantPark Floating Rate Capital
Ltd.
(cost $600,089)	41,956	579,832

Short-term investment— 2.28%
Investment company— 2.28%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,619,102)	1,619,102	1,619,102
Total investments— 100.10%
(cost $56,643,306)		71,177,438
Liabilities, in excess of cash and
other assets— (0.10)%		(74,083)
Net assets— 100.00%		$71,103,355

SMA Relationship Trust - Series S — Portfolio of investments

March 31, 2014 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$15,886,843
Gross unrealized depreciation	(1,352,711)
Net unrealized appreciation of investments	$14,534,132

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund's investments:

Assets	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Description:
Common stocks	$68,978,504	$–	$–	$68,978,504
Investment company	579,832	–	–	579,832
Short-term investment	–	1,619,102	–	1,619,102
Total	$69,558,336	$1,619,102	$–	$71,177,438

At March 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/13	Purchases during the three months ended 03/31/14	Sales during the three months ended 03/31/14	Value 03/31/14	Net income earned from affiliate for the three months ended 03/31/14
UBS Cash Management Prime Relationship Fund	$-	$4,668,068	$3,048,966	$1,619,102	$166

SMA Relationship Trust - Series T

March 31, 2014 (unaudited)

Industry diversification (unaudited)[1]
As a percentage of net assets as of March 31, 2014
Bonds
Corporate bonds
Banks	5.67%
Beverages	0.39
Biotechnology	0.29
Building products	0.05
Capital markets	1.99
Chemicals	0.89
Commercial services & supplies	0.28
Communications equipment	0.37
Consumer finance	2.19
Diversified financial services	1.49
Diversified telecommunication services	0.87
Electric utilities	0.59
Electronic equipment, instruments &
components	0.26
Energy equipment & services	0.49
Food & staples retailing	0.22
Food products	0.58
Health care providers & services	0.06
Hotels, restaurants & leisure	0.21
Independent power and renewable electricity
producers	0.05
Insurance	3.16
IT services	0.26
Media	1.69
Metals & mining	1.78
Multi-utilities	0.43
Oil, gas & consumable fuels	6.83
Pharmaceuticals	0.77
Real estate investment trust (REIT)	0.81
Road & rail	0.84
Semiconductors & semiconductor equipment	0.12
Tobacco	1.23
Trading companies & distributors	0.24
Wireless telecommunication services	0.67
Total corporate bonds	35.77%
Asset-backed securities	1.85
Commercial mortgage-backed securities	8.19
Mortgage & agency debt securities	39.30
Municipal bonds	2.35
US government obligations	0.65
Non-US government obligations	1.49
Total bonds	89.60%
Investment company
UBS High Yield Relationship Fund	7.09
Short-term investments	26.94
Options purchased	0.49
Total investments	124.12%
Liabilities, in excess of cash and other assets	(24.12)
Net assets	100.00%

1 Figures represent the direct investments of SMA Relationship Trust - Series T. Figures might be different if a breakdown of the affiliated underlying investment companies were included.

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

	Face amount	Value
Bonds — 89.60%
Corporate bonds— 35.77%
Brazil — 1.79%
Caixa Economica Federal,
2.375%, due 11/06/17[1]	$675,000	$651,375
Petrobras Global Finance BV,
3.250%, due 03/17/17	400,000	400,212
Petrobras International Finance Co.,
5.375%, due 01/27/21	275,000	276,009
Vale Overseas Ltd.,
4.375%, due 01/11/22	425,000	423,202
6.875%, due 11/21/36	75,000	79,911
		1,830,709
Canada — 1.22%
Barrick Gold Corp.,
3.850%, due 04/01/22	250,000	238,794
Cenovus Energy, Inc.,
3.800%, due 09/15/23	300,000	298,948
Goldcorp, Inc.,
3.700%, due 03/15/23	200,000	188,536
Petro-Canada,
6.800%, due 05/15/38	150,000	189,903
Rogers Communications, Inc.,
5.000%, due 03/15/44	180,000	181,220
Teck Resources Ltd.,
6.250%, due 07/15/41	140,000	144,539
		1,241,940
Cayman Islands — 0.09%
XLIT Ltd.,
6.375%, due 11/15/24	80,000	94,970
China — 0.48%
Sinopec Group Overseas Development
2013 Ltd.,
2.500%, due 10/17/18[1]	500,000	496,435
France — 0.30%
BNP Paribas SA,
2.700%, due 08/20/18	300,000	305,956
Israel — 0.47%
Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	240,000	246,370
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	235,000	235,390
		481,760
Luxembourg — 0.05%
Pacific Drilling SA,
5.375%, due 06/01/20[1]	50,000	49,625
Mexico — 1.11%
America Movil SAB de CV,
3.125%, due 07/16/22	530,000	505,686
Petroleos Mexicanos,
4.875%, due 01/24/22	600,000	627,000
		1,132,686
Netherlands — 0.19%
LYB International Finance BV,
4.875%, due 03/15/44	200,000	199,639
Norway — 0.32%
Eksportfinans ASA,
3.000%, due 11/17/14	325,000	326,463
Spain — 0.70%
Santander US Debt SA Unipersonal,
3.724%, due 01/20/15[1]	400,000	407,628
Telefonica Emisiones SAU,
3.192%, due 04/27/18	300,000	307,257
		714,885
United Kingdom — 1.83%
Barclays Bank PLC,
5.140%, due 10/14/20	510,000	540,667
HSBC Holdings PLC,
6.500%, due 09/15/37	280,000	331,280
Imperial Tobacco Finance PLC,
3.500%, due 02/11/23[1]	360,000	345,262
Lloyds Bank PLC,
6.500%, due 09/14/20[1]	560,000	639,829
		1,857,038
United States — 27.22%
21st Century Fox America, Inc.,
6.200%, due 12/15/34	85,000	99,069
ADT Corp.,
3.500%, due 07/15/22	330,000	290,077
Ally Financial, Inc.,
8.000%, due 03/15/20	50,000	60,250
Altria Group, Inc.,
5.375%, due 01/31/44	300,000	313,618
9.950%, due 11/10/38	47,000	75,411
American International Group, Inc.,
3.000%, due 03/20/15	205,000	209,898
8.250%, due 08/15/18	250,000	312,498
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	390,000	432,688
6.450%, due 09/15/36	260,000	307,526
Anheuser-Busch InBev Worldwide, Inc.,
2.500%, due 07/15/22	160,000	151,070
8.200%, due 01/15/39	165,000	250,433
Apache Corp.,
5.250%, due 02/01/42	260,000	280,527
AT&T, Inc.,
4.300%, due 12/15/42	3,000	2,658
Bank of America Corp.,
5.625%, due 07/01/20	175,000	199,141
6.110%, due 01/29/37	300,000	335,513
6.875%, due 04/25/18	260,000	306,620
Berkshire Hathaway Finance Corp.,
3.000%, due 05/15/22	80,000	79,745
Boston Properties LP, REIT,
3.800%, due 02/01/24	300,000	297,452

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

	Face amount	Value
Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	$75,000	$89,667
Capital One Financial Corp.,
2.150%, due 03/23/15	145,000	147,181
Celgene Corp.,
4.000%, due 08/15/23	290,000	294,424
CF Industries, Inc.,
3.450%, due 06/01/23	500,000	481,876
CIT Group, Inc.,
5.500%, due 02/15/19[1]	50,000	53,875
Citigroup, Inc.,
5.375%, due 08/09/20	90,000	101,266
5.500%, due 02/15/17	1,060,000	1,170,051
5.500%, due 09/13/25	400,000	426,079
6.125%, due 05/15/18	374,000	429,848
8.500%, due 05/22/19	160,000	203,853
Comcast Corp.,
6.300%, due 11/15/17	250,000	290,561
6.950%, due 08/15/37	115,000	149,380
DIRECTV Holdings LLC,
6.000%, due 08/15/40	315,000	328,401
Discover Financial Services,
3.850%, due 11/21/22	350,000	343,569
DISH DBS Corp.,
7.875%, due 09/01/19	50,000	59,125
DPL, Inc.,
7.250%, due 10/15/21	190,000	196,175
El Paso Pipeline Partners Operating Co.,
LLC,
5.000%, due 10/01/21	230,000	243,545
Energy Transfer Partners LP,
5.200%, due 02/01/22	360,000	388,623
6.500%, due 02/01/42	200,000	226,666
7.500%, due 07/01/38	50,000	61,695
9.000%, due 04/15/19	310,000	389,006
ERAC USA Finance LLC,
2.800%, due 11/01/18[1]	240,000	244,329
ERP Operating LP, REIT,
4.750%, due 07/15/20	65,000	71,190
Flextronics International Ltd.,
5.000%, due 02/15/23	260,000	262,600
Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	1,335,000	1,683,428
Frontier Communications Corp.,
8.500%, due 04/15/20	50,000	58,125
General Electric Capital Corp.,
4.650%, due 10/17/21	305,000	334,961
Series A, 6.750%, due 03/15/32	265,000	340,719
Glencore Funding LLC,
2.500%, due 01/15/19[1]	330,000	318,661
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	210,000	238,123
6.150%, due 04/01/18	440,000	503,004
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	490,000	565,141
Host Hotels & Resorts LP,
Series D, 3.750%, due 10/15/23	260,000	251,789
International Business Machines Corp.,
3.375%, due 08/01/23	260,000	260,004
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	210,000	244,125
Kinder Morgan Energy Partners LP,
3.950%, due 09/01/22	545,000	542,116
6.500%, due 09/01/39	155,000	175,933
Kroger Co.,
3.850%, due 08/01/23	230,000	229,020
Marathon Oil Corp.,
6.600%, due 10/01/37	65,000	81,419
Markel Corp.,
3.625%, due 03/30/23	160,000	155,572
Marsh & McLennan Cos., Inc.,
9.250%, due 04/15/19	225,000	292,055
Maxim Integrated Products, Inc.,
3.375%, due 03/15/23	125,000	118,496
Mondelez International, Inc.,
4.000%, due 02/01/24	300,000	304,423
Morgan Stanley,
3.750%, due 02/25/23	210,000	208,669
4.875%, due 11/01/22	155,000	162,872
7.300%, due 05/13/19	650,000	788,315
Motorola Solutions, Inc.,
3.500%, due 03/01/23	400,000	382,387
Mylan, Inc.,
2.550%, due 03/28/19	100,000	98,929
2.600%, due 06/24/18	200,000	201,502
Northern Trust Corp.,
3.950%, due 10/30/25	125,000	125,756
NRG Energy, Inc.,
8.250%, due 09/01/20	50,000	54,875
Owens Corning,
6.500%, due 12/01/16	46,000	50,794
Petrohawk Energy Corp.,
7.250%, due 08/15/18	550,000	583,550
Plains Exploration & Production Co.,
6.500%, due 11/15/20	170,000	187,212
PPL Capital Funding, Inc.,
3.950%, due 03/15/24	110,000	109,868
Principal Financial Group, Inc.,
8.875%, due 05/15/19	330,000	421,823
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	610,000	605,425
6.625%, due 12/01/37	390,000	488,303
Regions Financial Corp.,
2.000%, due 05/15/18	200,000	196,020
Reynolds American, Inc.,
6.150%, due 09/15/43	250,000	282,061
7.750%, due 06/01/18	200,000	239,476
Ryder System, Inc.,
2.350%, due 02/26/19	250,000	247,123
2.550%, due 06/01/19	280,000	278,238
Sempra Energy,
4.050%, due 12/01/23	200,000	204,418
9.800%, due 02/15/19	175,000	231,754
Southern Copper Corp.,
3.500%, due 11/08/22	310,000	294,588
Southwestern Electric Power Co.,
3.550%, due 02/15/22	290,000	291,489

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

	Face amount	Value
TCI Communications, Inc.,
7.875%, due 02/15/26	$94,000	$124,512
Tenet Healthcare Corp.,
6.000%, due 10/01/20[1]	60,000	64,200
Time Warner Cable, Inc.,
6.550%, due 05/01/37	150,000	174,215
Time Warner Entertainment Co. LP,
8.375%, due 03/15/23	400,000	523,002
Time Warner, Inc.,
6.100%, due 07/15/40	85,000	97,955
Transocean, Inc.,
3.800%, due 10/15/22	260,000	248,562
6.800%, due 03/15/38	190,000	204,964
Valero Energy Corp.,
6.625%, due 06/15/37	320,000	385,115
Valspar Corp.,
4.200%, due 01/15/22	225,000	230,484
Ventas Realty LP/Ventas Capital Corp.,
2.700%, due 04/01/20	210,000	204,409
Verizon Communications, Inc.,
1.984%, due 09/14/18[2]	170,000	178,533
6.400%, due 09/15/33	290,000	344,302
Williams Cos., Inc.,
3.700%, due 01/15/23	240,000	217,796
Williams Partners LP,
4.300%, due 03/04/24	180,000	180,798
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	287,107
Wyndham Worldwide Corp.,
5.625%, due 03/01/21	200,000	218,509
		27,774,203

Total corporate bonds
(cost $36,262,049)		36,506,309
Asset-backed securities— 1.85%
United States — 1.85%
AmeriCredit Automobile Receivables
Trust,
Series 2014-1, Class D,
2.540%, due 06/08/20	400,000	398,127
Capital Auto Receivables Asset Trust,
Series 2013-3, Class B,
2.320%, due 07/20/18	550,000	556,466
Series 2014-1, Class C,
2.840%, due 04/22/19	400,000	401,423
Ford Credit Auto Owner Trust,
Series 2014-A, Class C,
1.900%, due 09/15/19	525,000	525,245

Total asset-backed securities
(cost $1,874,591)		1,881,261
Commercial mortgage-backed securities— 8.19%
United States — 8.19%
Banc of America Commercial Mortgage,
Inc.,
Series 2007-4, Class AM,
5.892%, due 02/10/51[2]	675,000	749,241
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.205%, due 08/15/26[1,2]	425,000	425,572
Commercial Mortgage Pass Through
Certificates,
Series 2013-GAM, Class B,
3.418%, due 02/10/28[1,2]	650,000	623,271
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[1]	600,000	600,050
FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	543,120	564,436
Greenwich Capital Commercial Funding
Corp.,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	500,000	556,907
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4,
5.819%, due 08/10/45[2]	455,603	505,225
Hilton USA Trust,
Series 2013-HLT, Class DFX,
4.407%, due 11/05/30[1]	275,000	279,748
JP Morgan Chase Commercial Mortgage
Securities Trust,
Series 2013-JWRZ, Class D,
3.145%, due 04/15/30[1,2]	200,000	200,039
Morgan Stanley Bank of America Merrill
Lynch Trust,
Series 2013-C8, Class B,
3.675%, due 12/15/48[2]	675,000	654,371
Series 2013-C7, Class B,
3.769%, due 02/15/46	150,000	146,502
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.819%, due 08/12/45[1,2]	800,000	880,369
NLY Commercial Mortgage Trust,
Series 2014-FL1, Class B,
1.905%, due 11/15/30[1,2]	400,000	400,755
Wachovia Bank Commercial Mortgage
Trust,
Series 2007-C32, Class A3,
5.724%, due 06/15/49[2]	525,000	578,708
Series 2007-C34, Class AM,
5.818%, due 05/15/46[2]	525,000	580,989
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class B,
3.714%, due 03/15/45[2]	150,000	145,789
Series 2013-C12, Class B,
3.863%, due 03/15/48[2]	475,000	468,271

Total commercial mortgage-backed
securities
(cost $8,432,021)		8,360,243
Mortgage & agency debt securities— 39.30%
United States — 39.30%
Banc of America Funding Corp.,
Series 2006-I, Class SB2,
2.327%, due 12/20/36[2]	260,650	6,777
Federal Home Loan Mortgage Corp.
Gold Pools,[3]
3.500%, TBA	5,575,000	5,602,004

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

	Face amount	Value
4.000%, TBA	$2,100,000	$2,178,504
#A96140, 4.000%, due 01/01/41	520,464	540,222
#G04913, 5.000%, due 03/01/38	185,746	201,574
#G05132, 5.000%, due 12/01/38	411,001	445,890
#G02922, 5.500%, due 04/01/37	176,186	196,249
#G06381, 5.500%, due 08/01/40	967,583	1,063,637
#C56030, 6.000%, due 03/01/31	4,389	4,952
#C55783, 6.500%, due 01/01/29	79,713	89,376
#G00194, 7.500%, due 02/01/24	75,606	83,988
#C00410, 8.000%, due 07/01/25	38,033	44,196
#C37436, 8.000%, due 01/01/30	13,943	16,394
Federal National Mortgage Association Pools,[3]
3.000%, TBA	3,350,000	3,233,273
3.500%, TBA	3,550,000	3,571,078
4.000%, TBA	3,700,000	3,897,236
5.000%, TBA	1,675,000	1,826,143
#AK7377, 3.000%, due 03/01/27	237,511	244,218
#AB6198, 3.000%, due 09/01/27	1,651,279	1,698,168
#AP7537, 3.000%, due 09/01/27	855,307	879,608
#AP3098, 3.500%, due 10/01/42	600,691	605,085
#AQ0600, 3.500%, due 10/01/42	281,994	284,143
#AB2331, 4.000%, due 02/01/41	383,461	398,654
#AE9202, 4.000%, due 09/01/41	746,977	776,636
#889657, 4.500%, due 09/01/37	486,127	520,138
#AB1475, 4.500%, due 09/01/40	786,515	839,527
#AI6578, 4.500%, due 07/01/41	1,175,111	1,253,807
#975213, 5.000%, due 03/01/38	49,496	53,868
#890209, 5.000%, due 05/01/40	20,605	22,451
#AD9114, 5.000%, due 07/01/40	789,370	862,536
#AJ1422, 5.000%, due 09/01/41	621,263	680,967
#244450, 5.500%, due 11/01/23	29,081	32,071
#555591, 5.500%, due 07/01/33	375,001	417,009
#901999, 6.000%, due 11/01/36	170,224	189,320
#918098, 6.000%, due 05/01/37	312,583	347,706
#990686, 6.000%, due 09/01/38	50,060	55,666
#675469, 7.000%, due 04/01/18	25,324	26,001
First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.424%, due 02/25/35[2]	227,068	204,359
Government National Mortgage
Association Pools,
3.500%, TBA	750,000	765,352
4.000%, TBA	1,375,000	1,444,367
4.500%, TBA	1,975,000	2,128,988
#738970, 3.500%, due 11/15/26	372,823	392,698
#G2 5256, 3.500%, due 12/20/26	613,276	646,207
#G2 5107, 4.000%, due 07/20/26	503,366	534,949
#G2 779424, 4.000%, due 06/20/42	127,199	133,960
#AA8267, 4.000%, due 07/15/42	417,911	439,829
#G2 2687, 6.000%, due 12/20/28	18,591	20,844
#G2 508540, 6.000%, due 02/20/34	180,046	201,924
#486873, 6.500%, due 01/15/29	7,755	8,832
#338523, 8.000%, due 12/15/22	1,597	1,783

Total mortgage & agency debt
securities
(cost $40,322,076)		40,113,164
Municipal bonds— 2.35%
State of Illinois, GO Bonds
5.100%, due 06/01/33	650,000	641,778
5.877%, due 03/01/19	595,000	667,322
State of California, GO Bonds
7.300%, due 10/01/39	250,000	335,917
7.550%, due 04/01/39	95,000	132,449
Chicago Transit Authority
Series 2008-A, 6.899%, due 12/01/40	140,000	166,897
Los Angeles Unified School District
6.758%, due 07/01/34	350,000	456,747
Total municipal bonds
(cost $2,161,369)		2,401,110
US government obligations— 0.65%
U.S. Treasury Note,
0.250%, due 02/29/16	275,000	274,270
US Treasury Bond,
3.750%, due 11/15/43	375,000	388,242
Total US government obligations
(cost $663,125)		662,512
Non-US government obligations— 1.49%
Brazil — 0.80%
Banco Nacional de Desenvolvimento
Economico e Social,
3.375%, due 09/26/16[1]	800,000	815,000
Colombia — 0.21%
Republic of Colombia,
5.625%, due 02/26/44	200,000	209,500
Jordan — 0.22%
Hashemite Kingdom of Jordan,
2.503%, due 10/30/20	225,000	224,654
Turkey — 0.26%
Republic of Turkey,
6.750%, due 04/03/18	240,000	265,200
Total Non-US government obligations
(cost $1,498,720)		1,514,354
Total bonds
(cost $91,213,951)		91,438,953

	Shares
Investment company — 7.09%
UBS High Yield Relationship Fund*4
(cost $6,784,335)	211,057	7,239,251
Short-term investment — 26.94%
Investment company — 26.94%
UBS Cash Management Prime
Relationship Fund[4]
(cost $27,498,449)	27,498,449	27,498,449

Total Short-term investments
(cost $34,282,784)		34,737,700

	Number of
	contracts
Options purchased — 0.49%
Call options — 0.20%
2 Year Euro-Dollar Midcurve,
strike @ USD 97.88,
expires September 2014	253	207,144

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

	Number of contracts	Value
Put options — 0.29%
2 Year Euro-Dollar Midcurve,
strike @ USD 97.88,
expires September 2014	$253	$159,706
3 Year Euro-Dollar Midcurve,
strike @ USD 99.63,
expires April 2014	561	3,506
3 Year Euro-Dollar Midcurve,
strike @ USD 97.75,
expires June 2016	100	95,000
30 Year US Treasury Bonds,
strike @ USD 130.00,
expires May 2014	22	10,313
90 Day Euro-Dollar Time Deposit,
strike @ USD 99.25,
expires March 2015	185	24,281
		292,806
Total options purchased
(cost $678,345)		499,950
Total investments — 124.12%
(cost $126,175,080)		126,676,603
Liabilities, in excess of cash and other
assets— (24.12%)		(24,613,851)
Net assets — 100.00%		$102,062,752

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,741,428
Gross unrealized depreciation	(1,239,905)
Net unrealized appreciation of investments	$501,523

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	JPY	206,794,620	USD	2,025,000	06/11/14	$20,716
JPMCB	EUR	2,940,000	USD	4,044,044	06/11/14	(5,797)
MSCI	JPY	206,069,600	USD	2,000,000	06/11/14	2,743
MSCI	USD	1,997,610	EUR	1,435,000	06/11/14	(20,902)
Net unrealized depreciation on forward foreign currency contracts						$(3,240)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures buy contracts:
US Long Bond, 3 contracts (USD)	June 2014	$399,379	$399,656	$277
US Ultra Bond, 66 contracts (USD)	June 2014	9,477,311	9,534,937	57,626
US Treasury futures sell contracts:
5 Year US Treasury Notes, 79 contracts (USD)	June 2014	(9,476,511)	(9,397,296)	79,215
10 Year US Treasury Notes, 138 contracts (USD)	June 2014	(17,131,650)	(17,043,000)	88,650
Interest rate futures buy contracts:
3 Month EURIBOR, 34 contracts (EUR)	March 2015	11,629,214	11,672,553	43,339
Net unrealized appreciation on futures contracts				$269,107

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[5]	Payments received by the Fund[5]	Upfront payments	Value	Unrealized appreciation
MLI	USD	3,400,000	08/15/39	3.219%	3 month USD LIBOR	$-	$147,805	$147,805

Credit default swaps on corporate issues—buy protection6

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[5]	Upfront payments (made)/ received	Value	Unrealized depreciation
	Allstate Corp. bond,
CITI	6.750%, due 05/15/18	USD	1,250,000	06/20/18	1.000%	$27,710	$(37,799)	$(10,089)
	Nucor Corp. bond,
JPMCB	5.750%, due 12/01/17	USD	1,250,000	06/20/18	1.000	13,702	(29,389)	(15,687)
	Deutsche Bank AG bond,
MSCI	5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000	(10,349)	(7,878)	(18,227)
						$31,063	$(75,066)	$(44,003)

Credit default swaps on credit indices — sell protection8

Counterparty	Referenced index[7]	Notional amount		Termination date	Payments made by the Fund[5]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[9]
CSI	CMBX.NA.BBB. Series 6 Index	USD	1,250,000	5/11/63	3.000%	$50,541	$(18,128)	$32,413	3.210%
MLI	CMBX.NA.A. Series 6 Index	USD	1,250,000	5/11/63	2.000	(3,445)	3,904	459	1.950
MSCI	CMBX.NA.A. Series 6 Index	USD	1,250,000	5/11/63	2.000	16,000	3,904	19,904	1.950
						$63,096	$(10,320)	$52,776

Credit default swaps on corporate and sovereign issues—sell protection8

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments received by the Fund[5]	Upfront payments received	Value	Unrealized appreciation	Credit spread[9]
	The Hartford Financial
	Services Group, Inc. bond,
CITI	6.000%, due 01/15/19	USD	1,250,000	06/20/18	1.000%	$1,503	$25,697	$27,200	0.511%
	Barrick Gold Corp. bond,
MSCI	5.800%, due 11/15/34	USD	1,250,000	06/20/18	1.000	44,915	(12,249)	32,666	1.248
						$46,418	$13,448	$59,866

Total return swap agreements10

Counterparty	Notional amount		Termination date	Payments made by the Fund[5]	Payments received by the Fund[5]	Upfront payments	Value	Unrealized appreciation
JPMCB	GBP	815,000	06/25/14	3 month GBP LIBOR	—[11]	$-	$29,720	$29,720

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[5]	Payments received by the Fund[5]	Value	Unrealized appreciation/ (depreciation)
AUD	2,100,000	10/18/23	6 month BBSW	4.535%	$43,533	$43,533
USD	360,000	08/15/39	3.780%	3 month USD LIBOR	(15,392)	(15,392)
					$28,141	$28,141

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 98.75	June 2016	$80,900	$(73,750)
4 Year Euro-Dollar Midcurve, 253 contracts, strike @ USD 96.38	September 2014	176,214	(181,843)
30 Year US Treasury Bonds, 22 contracts, strike @ USD 133.00	May 2014	19,555	(36,438)
Put options
3 Year Euro-Dollar Midcurve, 561 contracts, strike @ USD 99.50	April 2014	5,049	(3,506)
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 96.75	June 2016	80,900	(43,125)
4 Year Euro-Dollar Midcurve, 253 contracts, strike @ USD 96.38	September 2014	160,127	(156,544)
90 Day Euro-Dollar Time Deposit, 185 contracts, strike @ USD 98.25	March 2015	45,990	(3,469)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY
Series 21 Index and Fund pays quarterly fixed rate of 5.000% per annum.
Underlying credit default swap terminating 12/20/18.European style.
Counterparty: MLI, Notional Amount USD 4,000,000	June 2014	17,600	(22,939)

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

	Expiration date	Premiums received	Value
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation
specified in the CDX.NA.HY Series 21 Index and Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/18. European style. Counterparty: MLI, Notional
Amount USD 4,000,000	June 2014	50,000	(30,134)
Total options written		$636,335	$(551,748)

Written options activity for the period ended March 31, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2013	385	$207,790
Options written	1,111	384,282
Options terminated in closing purchase transactions	(22)	(23,337)
Options expired prior to exercise	-	-
Options outstanding at March 31, 2014	1,474	$568,735

Written swaptions activity for the period ended March 31, 2014 was as follows:

Premiums received
Swaptions outstanding at December 31, 2013	$56,000
Swaptions written	67,600
Swaptions terminated in closing purchase transactions	(56,000)
Swaptions expired prior to exercise	-
Swaptions outstanding at March 31, 2014	$67,600

The following is a summary of the fair valuations according to the inputs used as of March 31, 2014 in valuing the Fund's investments:

Asset	Unadjusted quoted prices in active markets for identical investments Level 1	Other significant observable inputs Level 2	Unobservable inputs Level 3	Total
Description:
Corporate bonds	$–	$36,506,309	$–	$36,506,309
Asset-backed securities	–	1,881,261	–	1,881,261
Commercial mortgage-backed
securities	–	8,360,243	–	8,360,243
Mortgage & agency debt securities	–	40,113,164	–	40,113,164
Municipal bonds	–	2,401,110	–	2,401,110
US government obligations	–	662,512	–	662,512
Non-US government obligations	–	1,514,354	–	1,514,354
Investment company	–	7,239,251	–	7,239,251
Short-term investment	–	27,498,449	–	27,498,449
Options purchased	499,950	–	–	499,950
Forward foreign currency contracts	–	23,459	–	23,459
Futures contracts	269,107	–	–	269,107
Swap agreements	–	254,563	–	254,563
Total	$769,057	$126,454,675	$–	$127,223,732

Liability	Level 1	Level 2	Level 3	Total
Description:
Forward foreign currency contracts	$–	$(26,699)	$–	$(26,699)
Swap agreements	–	(120,835)	–	(120,835)
Options written	(498,675)	(53,073)	–	(551,748)

Total	$(498,675)	$(200,607)	$–	$(699,282)
At March 31, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the value of these securities amounted to $8,591,691 or 8.42% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of March 31, 2014 and changes periodically.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/13	Purchases during the three months ended 03/31/14	Sales during the three months ended 03/31/14	Net realized gain (loss) during the three months ended 03/31/14	Change in net unrealized appreciation/ (depreciation) during the three months 03/31/14	Value 03/31/14	Net income earned from affiliate for the three months ended 03/31/14
UBS Cash Management Prime Relationship Fund	$17,481,104	$28,973,352	$18,956,007	$-	$-	$27,498,449	$4,098
UBS High Yield Relationship Fund	5,085,291	1,950,000	-	-	203,960	7,239,251	-
	$22,566,395	$30,923,352	$18,956,007	$-	$203,960	$34,737,700	$4,098

[5]	Payments made or received are based on the notional amount.

SMA Relationship Trust - Series T

Portfolio of investments — March 31, 2014 (unaudited)

[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[7]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or or restructuring event with respect to the referenced index/obligation.
[8]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[9]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[10]	Illiquid investment as of March 31, 2014.
[11]	Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

Portfolio acronyms
AGC-ICC	Agency Insured Custody Certificate
AMBAC	American Municipal Bond Assurance Corp.
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CVA	Dutch certification — depository certificate
EURIBOR	Euro Interbank Offered Rate
FDIC	Federal Deposit Insurance Co.
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered rate
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PSF-GTD	Permanent School Fund Guaranteed
REIT	Real Estate Investment Trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations
CITI	Citibank NA.
CSI	Credit Suisse International
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MLI	Merill Lynch International
MSCI	Morgan Stanley & Co. International PLC

Currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
USD	United States Dollar

Valuation of investments—Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the- counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc.  (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment that investment is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US generally accepted accounting principles (“US GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

For more information regarding the Funds’ other significant accounting policies, please refer to the Funds’ annual report to shareholders dated December 31, 2013.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 30, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	May 30, 2014